U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 10, 2004



                         TIDELANDS OIL & GAS CORPORATION
                         -------------------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                          0-29613                    66-0549380
----------------------           ------------------           ------------------
State of Incorporation           Commission File No.          I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                               78248
-----------------------------------------                     ------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, (   210   )      764       -    8642
                               -----------  -------------   -----------





                     (Registrant's former name and address)

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Private Placement Equity Financing
----------------------------------

         Tideland's has completed the private placement of $5,000,000 of its restricted common stock, selling 3,304,618 shares with the assistance of the Margaux Investment Group, S.A. of Geneva, Switzerland.

         The shares were sold in a private transaction pursuant to Regulation S of the Securities Act of 1933, as amended. These shares are considered restricted securities and may not be resold unless registered for resale with appropriate governmental agencies or unless exempt from any applicable registration requirements.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TIDELANDS OIL & GAS CORPORATION
Dated: February 10, 2004

                                                  /s/ Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President